[PHOTO]

VANGUARD/
WELLESLEY INCOME
FUND

Semiannual Report
June 30, 1997



[VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.



                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       4


                                  Report From
                                  The Adviser

                                       6


                                  Performance
                                    Summary

                                       8


                                   Financial
                                   Statements

                                       9


                                 Directors And
                                    Officers

                               INSIDE BACK COVER




                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,


       The stock market continued to race ahead during the first half of 1997, while bond returns ambled along at a deliberate pace. This divergence was reflected in Vanguard/Wellesley Income Fund's return, which at +6.5% easily exceeded the earnings from long-term bonds but fell well below the big gains on stocks.

       The table below compares the Fund's total return (capital change plus reinvested dividends) with those of unmanaged indexes of the two markets in which we invest: for bonds, the Lehman Brothers Long Corporate AA or Better Bond Index; and for stocks, the Standard & Poor's 500 Composite Stock Price Index. The table also presents the return on a hypothetical index constructed from market benchmarks that reflect the Fund's typical balance of 65% bonds and 35% high-yielding stocks. (As explained in detail in the "Notice to Shareholders" beginning on page 3, the Fund's directors have approved a change in the composition of the benchmark to compensate for a change in the S&P Utilities Index.)

----------------------------------------------------------
                                           TOTAL RETURN
                                         SIX MONTHS ENDED
                                           JUNE 30, 1997
----------------------------------------------------------
Vanguard/Wellesley Income Fund                + 6.5%
----------------------------------------------------------
Lehman Long Corporate AA or
  Better Bond Index                           + 2.9%
----------------------------------------------------------
S&P 500 Index                                 +20.6%
----------------------------------------------------------
Wellesley Composite Index*                    + 6.9%
----------------------------------------------------------

*65% Lehman Brothers Long Corporate AA or Better Bond Index, 26% S&P/BARRA
 Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.

       The Fund's return is based on an increase in net asset value from $20.51 per share on December 31, 1996, to $21.10 per share on June 30, 1997, with the latter figure adjusted for dividends totaling $0.56 per share paid from net investment income and a distribution of $0.165 per share paid from net realized capital gains. Wellesley Income Fund's annualized dividend yield as of June 30 was 5.8%.

THE PERIOD IN REVIEW

Interest rates began the half-year on a steady march upward in response to growing fears that inflation would soon accelerate. But those fears rapidly dissipated over the final three months of the period and interest rates settled near their starting point.

       On balance during the period, the yield on the benchmark 30-year U.S. Treasury bond rose 14 basis points, from 6.64% to 6.78%. Although the Federal Reserve Board raised its target for the federal funds rate by a quarter-point to 5.50% on March 25, short-term interest rates ended the six-month period precisely where they began it (5.17% for three-month U.S. Treasury bills). The slight rise in long-term rates meant only a slight decline in bond prices; bonds essentially earned their coupons during the six months. The Lehman Brothers Aggregate Bond Index, a good measure of the overall bond market, provided a total return of +3.1% in the period, earning income of 3.5% coupled with a price decline of -0.4%. Wellesley's bond portion provided a return of +3.0%.

       If the period was uneventful for the bond market, it was anything but for the stock market, which gained +20.6%, as measured by the S&P 500 Index. The remarkable rise came despite a decline of nearly -10% in the Index over seven weeks late in the first quarter. The brief slide was caused by concern about higher inflation and interest rates, anxieties that were soon erased by nearly perfect conditions for common stocks--strong economic growth, rising corporate profits, and decelerating inflation.

       While nearly all market segments rose, the gains were greatest for large-capitalization growth stocks. The bias toward large-cap stocks was extreme. The return on the large-cap-dominated S&P 500 Index was nearly double the +10.6% return on the rest of the stock market, as measured by the Wilshire 4500 Equity Index. Within the S&P 500, there was a strong tilt toward growth stocks. The growth component of the S&P 500 Index provided a +24.6% return for the six months versus +16.5% for the value component. Although growth stocks have outperformed value stocks by a significant margin this year, we note that value stocks lead the pack from time to time and that long-term returns from growth and value stocks have been similar.

       With relatively high-yielding value stocks--Wellesley's bread and butter--out of favor, it is not surprising that our stock segment's +13.1% return was well behind the S&P Index. Our equity portfolio came closer to matching the +14.4% return on the equity portion of our benchmark Wellesley Composite Index. Our selections of telephone, electric, and other utility stocks returned about 4% during the period versus roughly 8% on the telephone and utility portion of the Wellesley Composite Index. Our exposure to REITs also hurt the performance of our financial-services holdings in comparison to those in the index benchmark.

IN SUMMARY

The extraordinary bull market for U.S. stocks that began almost 15 years ago has amply demonstrated the rewards of long-term investing. Risk, the inseparable companion of reward, may not be so apparent after such a period. Yet investors disregard risk at their peril.

       We continue to believe that a prudent investment approach is to hold a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to one's financial situation, tolerance for risk, and investment objectives. Wellesley Income Fund will adhere to its balanced approach by pursuing a relatively high level of current income and moderate, long-term growth of income and capital. We believe investors should similarly "stay the course" toward their long-term investment goals.



/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Chairman of the Board                              President

July 18, 1997

NOTICE TO SHAREHOLDERS

The board of directors of Vanguard/Wellesley Income Fund has approved a revision to the Fund's investment advisory agreement with Wellington Management Company, LLP, its investment adviser. The revised agreement changes the composition of the benchmark index used to determine adjustments to the advisory fee paid to Wellington Management.

       Previously, the Fund's performance was compared to the "Wellesley Composite Index," an unmanaged composite index of 65% bonds and 35% stocks. The Lehman Brothers Long Corporate AA or Better Bond Index represented the bond portion. The Standard & Poor's/BARRA Value Index made up 75% of the composite index's stock portion, and the S&P Utilities Index made up the remaining 25%.

       Recently, Standard & Poor's changed the composition of the S&P Utilities Index by moving telephone companies from that Index to the S&P Industrials Index. S&P will, however, continue to maintain telephone companies as a separate industry index, the S&P Telephone Index. The removal of the telephone companies from the S&P Utilities Index fundamentally altered Wellesley's benchmark. As a result, we have modified the equity component of the benchmark to retain its original characteristics. The equity component of Vanguard/Wellesley Income Fund's benchmark set forth in the investment advisory agreement will comprise 75% S&P/BARRA Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Telephone Index.

       The Fund pays Wellington Management a basic fee at the end of each fiscal quarter. The fee is calculated by applying a quarterly rate, based on the following annual rates, to the Fund's average month-end assets for the quarter (see the chart at right). This fee may be increased or decreased by applying an adjustment formula based on the Fund's performance in comparison with that of the Wellesley Composite Index. The fee payment will be increased (or decreased) by as much as 20% of average net assets if the Fund's cumulative total return for the 36 months preceding the quarter's end is at least 3 percentage points above (or below) the cumulative total return of the Wellesley Composite Index for the same period.

--------------------------------------
ASSETS MANAGED                   RATE
--------------------------------------
First $1 billion                 0.10%
Next $2 billion                  0.05
Next $7 billion                  0.04
Over $10 billion                 0.03
--------------------------------------

       The revised investment advisory agreement, which will be dated October 1, 1997, will replace the Fund's existing agreement of April 1, 1996.

    RELATED INFORMATION CONCERNING WELLINGTON MANAGEMENT COMPANY, LLP Wellington Management Company, LLP, located at 75 State Street, Boston, Massachusetts 02109, is an investment advisory firm founded in 1933. The firm manages more than $140 billion in stock and bond portfolios, including 13 Vanguard funds. The managers responsible for overseeing Vanguard/Wellesley Income Fund's investments are Earl E. McEvoy, Senior Vice President, and John R. Ryan, Senior Vice President and Managing Partner. During 1996, the Fund paid Wellington Management investment advisory fees of approximately $3.61 million.

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1997

U.S. EQUITY MARKETS

As the economy continued to grow while the rate of inflation did not, a robust market provided solid gains to investors in U.S. common stocks during the first half of 1997. The best performers were primarily larger-capitalization issues, although the small-company indexes exhibited some strength in the final two months of the period. Over the half-year, the Standard & Poor's 500 Composite Stock Price Index gained 20.6%, fueled by a 10.8% boost since the end of April. Reflecting the gains among smaller companies, the Russell 2000 Index posted a 10.2% increase for the six-month period, driven by an 11.1% jump in May and a 4.3% rise in June. It was particularly noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 17.6% since the end of March, although at the half-year's end it still lagged the S&P 500 Index by a sizable margin (5.2% versus 20.6%).

       Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year, and from a widespread confidence reflected in increased price/earnings ratios. The strength in earnings, the expectation that income will continue to increase at an attractive pace, and the further conviction that inflation is not a problem helped stocks to continue to produce solid gains in the fiscal period. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

-------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED JUNE 30, 1997
                                             ----------------------------------
                                             6 MONTHS      1 YEAR      5 YEARS*
-------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                             20.6%        34.7%        19.8%
    Russell 2000 Index                        10.2         16.3         17.9
    MSCI EAFE Index                           11.4         13.2         13.2
-------------------------------------------------------------------------------
FIXED-INCOME
    Lehman Aggregate Bond Index                3.1%         8.2%         7.1%
    Lehman 10-Year Municipal
      Bond Index                               3.3          8.3          7.4
    Salomon Brothers Three-Month
      U.S. Treasury Bill Index                 2.6          5.3          4.5
-------------------------------------------------------------------------------
OTHER
    Consumer Price Index                       1.1%         2.3%         2.7%
-------------------------------------------------------------------------------

*Average annual.

       The strongest gains in the S&P 500 Index during the past six months came from the health-care sector (up 31.4%) and the consumer-staples sector (up 23.9%). By contrast, numerous uncertainties for utilities caused the issues in that sector to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The modest rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.42% at the end of December to 6.97% by the middle of April. In the following weeks, economic reports indicated a slowing in economic growth and further reduced fears of an increase in inflation. This news helped interest rates fall to 6.50% by the end of June.

       Fueled by robust consumer spending, the U.S. economy expanded at a remarkable 5.8% rate in the first three months of 1997. Reflecting the vibrant economy, the nation's unemployment rate stood at 5.0% in June. Strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first six months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

       With interest rates very close to year-end levels, bond investors have fared reasonably well during the past six months, as illustrated by the 3.1% return of the Lehman Brothers Aggregate Bond Index. Investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors received fairly good returns over the past six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 11.4%.

       The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, returning 11.1% in May and 7.5% in June to U.S. investors. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, the Japanese market is up 9.2%. The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 17.0% during the six-month period.

       Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. For the six months, Europe gained 24.8% in local currencies, which a strong dollar trimmed to 14.4% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

Vanguard/Wellesley Income Fund's return of 6.5% trailed the 6.9% return on the Wellesley Composite Index, its unmanaged benchmark, during the first half of 1997.

       By charter, Wellesley has a heavier weighting in bonds than stocks. In general, the Fund's performance is extremely sensitive to changes in long-term interest rates because of the long average maturity of the Fund's fixed-income securities, (currently 64% of assets) and because of our meaningful weighting in high-yielding, interest-rate-sensitive stocks (36%). The rise in rates early this year especially hurt the bond segment, although rates began declining in the second quarter. The bond portfolio's return of 3.0% was marginally better than the 2.9% return for the Lehman Brothers Long Corporate AA or Better Bond Index, against which we measure our performance.

       Our equity segment managed a return of 13.1%, below both the strong 20.6% return on the Standard & Poor's 500 Composite Stock Price Index and the 14.4% return on our composite equity benchmark. The equity benchmark is weighted 75% in the S&P/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index (see the note on page 3 for information on the change in this benchmark). We fell shy of the benchmark mainly because of our lack of exposure to technology stocks and because of our exposure to real estate investment trusts (REITs). Our stock selection within the health-care sector was a significant positive contributor to performance.

       We recently increased the duration of the Fund's bond portfolio so that it is now slightly longer than the representative index. Our longer duration helped performance as rates fell during the last three months, and implies that the principal value of the bond portfolio will change more in response to a given change in interest rates.

       Although utilities are an important component in our stock portfolio, we continue to be below our historic weighting. Because of the utilities' continued underperformance versus the overall market, we are considering raising our commitment to this sector. We still have a substantial commitment to REITs, which were a key factor in the strong performance of our stock portfolio last year.

       Throughout the first half of the year, the Fund maintained its traditional posture of 60%-65% of assets invested in longer-term bonds of investment-grade credit quality, and 35%-40% of assets invested in dividend-paying equities. We kept the Fund's allocation to stocks near the midpoint of its permitted range, which we vary only minimally.

SECOND-HALF OUTLOOK

Solid growth, low inflation, rising corporate profits, and minimal interest rate risk will continue to characterize the U.S. economic and financial landscape in the quarters ahead. This combination is impressive, given that we are

    INVESTMENT PHILOSOPHY

    The Fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed-income securities and the balance in income-oriented common stocks. Consistent with this approach, the Fund's bond segment comprises intermediate- and long-term U.S. Treasury and mortgage-backed securities and high-quality corporate bonds; its equity segment is dominated stocks with above-average dividend yields and strong potential for dividend increases.

in the seventh year of an economic expansion. With the general lack of imbalances in our economy, this expansion has the potential to be the longest since World War II.

       The federal budget deficit is disappearing. Very strong revenue growth and continued control on expenditures will shrink the deficit to $60 billion or less in the current fiscal year. This is equivalent to 0.8% of gross domestic product, the lowest percentage since 1970. As long as the economy continues to grow at a moderate pace, this positive trend will continue. Inflation-adjusted economic growth in the second half of this year should be in the 2%-2.5% range.

       We see no need for aggressive tightening by the Federal Reserve Board. The "real," or inflation-adjusted, federal funds rate has risen from 2% at year-end 1996 to 3.3% in mid-1997. This has occurred because of both the 25-basis-point increase in the funds rate in March and a decline of 1 percentage point in the trailing 12-month inflation rate. By historical standards, this real rate means monetary policy already is moderately restrictive.

       The stock market is highly valued by historical standards but still offers opportunities on a stock-by-stock basis.

INVESTMENT STRATEGY

Our strategy remains consistent. The percentages of the Fund invested in stocks and bonds will vary only marginally. We will continue to emphasize bonds with long-term maturities and call protection to safeguard the income stream. We purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable to improving credit fundamentals. As of June 30, 87% of the bond portfolio carried a credit rating of "A" or better.

       The strategy for the stock portfolio is to purchase companies with above-market yields across different industries. Also, we focus on companies that have been punished severely for disappointing the short-term expectations of investors.

       The majority of Wellesley's stocks are New York Stock Exchange-listed issues with above-average yields. The average yield on our stocks, at 3.8%, is 123% higher than that of the S&P 500 Index.

       The theme dominating the investment strategy of the Fund is our ongoing obligation to achieve an attractive absolute level of income with high-quality securities. Our long-term goal is to increase Wellesley's dividend by purchasing stocks of strong companies that are able to pass onto shareholders higher dividends generated from rising earnings. Since we wrote to you six months ago, equities we hold have had 23 dividend increases. We avoid stocks with ultra-high dividends that may not be sustainable over the longer term.

       The strong stock market may make Wellesley appear to be relatively unattractive. However, if the stock market cools off somewhat and if rates are stable, Wellesley should perform relatively well versus more aggressive bond/stock funds. We will maintain the Fund's charter and continue to try to outperform the composite benchmark. Income improvement remains an objective in 1997.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP

July 14, 1997

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

WELLESLEY INCOME FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1976-JUNE 30, 1997

---------------------------------------------------------
                WELLESLEY INCOME FUND          COMPOSITE*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1977        -3.4%       7.7%         4.3%        -0.8%
1978        -4.6        8.2          3.6          2.2
1979        -2.6        8.8          6.2          3.5
1980         0.9       11.0         11.9          9.4
1981        -3.1       11.8          8.7         -1.7
1982        10.1       13.2         23.3         36.3
1983         7.1       11.5         18.6         13.2
1984         4.9       11.7         16.6         13.8
1985        16.0       11.4         27.4         29.4
1986         9.2        9.1         18.3         19.9
1987        -8.1        6.2         -1.9          2.5
1988         4.7        8.9         13.6         13.7
1989        11.8        9.1         20.9         21.0
1990        -4.3        8.1          3.8          2.5
1991        12.9        8.7         21.6         20.5
1992         1.6        7.1          8.7          9.2
1993         8.2        6.4         14.6         14.6
1994       -10.2        5.8         -4.4         -4.6
1995        21.6        7.3         28.9         30.7
1996         3.3        6.1          9.4          6.8
1997**       3.7        2.8          6.5          6.9
---------------------------------------------------------

* 65% Lehman Long-Term Corporate Bond Index and 35% S&P 500 Index through December 31, 1985; 65% Lehman Brothers Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

** Six months ended June 30, 1997.

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997

--------------------------------------------------------------------------------------------------------------
                                                                                          10 YEARS
                                   INCEPTION                                   -------------------------------
                                     DATE         1 YEAR        5 YEARS        CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------
Wellesley Income Fund               7/1/70        16.81%        11.96%         4.33%         7.30%      11.63%
--------------------------------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
JUNE 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
WELLESLEY INCOME FUND                  (000)        (000)
---------------------------------------------------------
CORPORATE BONDS (46.1%)
---------------------------------------------------------
ASSET-BACKED SECURITY (0.3%)
NationsBank Corp.
    6.00%, 12/15/03                $ 20,000     $ 19,323
                                                ---------

FINANCE (12.6%)
Allstate Corp.
   7.50%, 6/15/13                    20,000       20,137
AMBAC, Inc.
   7.50%, 5/1/23                      5,500        5,453
American Re Corp.
   7.45%, 12/15/26                   33,000       32,628
Banc One Corp.
   7.75%, 7/15/25                    40,000       40,111
   8.00%, 4/29/27                    15,000       15,475
BankBoston Corp.
   6.625%, 12/1/05                   15,000       14,498
   6.875%, 7/15/03                   15,000       14,879
Boatmen's Bancshares Inc.
   7.625%, 10/1/04                   10,000       10,330
CIGNA Corp.
   7.875%, 5/15/27                   25,000       25,284
Citicorp
   6.65%, 12/15/10                   25,000       23,715
   7.125%, 9/1/05                    15,000       15,039
   7.625%, 5/1/05                    10,000       10,335
Comerica, Inc.
   7.125%, 12/1/13                   15,000       14,303
CoreStates Capital Corp.
   6.625%, 3/15/05                   20,000       19,422
Fifth Third Bancorp
   6.75%, 7/15/05                    25,000       24,486
First Bank N.A.
   7.55%, 6/15/04                     8,000        8,225
First Bank System
   6.625%, 5/15/03                   10,000        9,843
   7.625%, 5/1/05                     7,500        7,751
First Chicago Corp.
   7.625%, 1/15/03                   15,000       15,461
First Union Corp.
   6.00%, 10/30/08                   15,000       13,562
   7.50%, 4/15/35                    11,000       11,315
Fleet Financial Group, Inc.
   6.875%, 3/1/03                    30,000       29,861
General Electric Global
   Insurance Holdings
   7.00%, 2/15/26                    60,000       57,052
General Electric Capital Services
   7.50%, 8/21/35                    14,000       14,220
General Electric Capital Corp.
   8.125%, 5/15/12                   10,000       10,927
GMAC
   7.00%, 9/15/02                    30,000       30,189
John Hancock
   7.375%, 2/15/24                   15,250       14,534
Liberty Mutual
   8.50%, 5/15/25                    25,300       26,928
Lumbermens Mutual Casualty
   9.15%, 7/1/26                     25,000       27,428
MBIA Inc.
   7.00%, 12/15/25                   19,500       18,090
Met Life
   7.80%, 11/1/25                    15,000       14,938
J.P. Morgan & Co., Inc.
   5.75%, 10/15/08                   20,000       17,891
   6.25%, 1/15/09                    20,000       18,596
NBD Bank N.A.
   6.25%, 8/15/03                    20,000       19,316

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
WELLESLEY INCOME FUND                  (000)        (000)
---------------------------------------------------------
National City Bank Pennsylvania
   7.25%, 10/21/11                 $ 22,000     $ 21,830
National City Cleveland Bank
   6.50%, 5/1/03                     10,000        9,795
National City Corp.
   7.20%, 5/15/05                    20,000       20,131
NationsBank Corp.
   7.25%, 10/15/25                   20,000       18,998
   7.75%, 8/15/04                    20,000       20,791
Republic New York Corp.
   5.875%, 10/15/08                  15,000       13,530
SunTrust Banks, Inc.
   6.00%, 2/15/26                    25,000       23,318
   6.125%, 2/15/04                   20,000       19,104
U S WEST Capital Funding, Inc.
   7.30%, 1/15/07                    25,000       25,043
Wachovia Corp.
   6.375%, 4/15/03                   20,000       19,552
   6.605%, 10/1/25                   30,000       29,371
Wells Fargo & Co.
   6.125%, 11/1/03                   15,000       14,355
                                                ---------
                                                 888,040
                                                ---------

INDUSTRIAL (19.4%)
Air Products & Chemicals, Inc.
   7.375%, 5/1/05                    15,000       15,420
   8.75%, 4/15/21                    12,550       14,268
Amoco Canada Petroleum Co.
   6.75%, 9/1/23                     25,000       22,689
Baxter International, Inc.
   7.65%, 2/1/27                     25,000       25,276
Bristol-Myers Squibb Co.
   6.80%, 11/15/26                   40,000       37,934
Browning-Ferris Industries, Inc.
   6.375%, 1/15/08                   15,000       14,114
   7.40%, 9/15/35                    15,000       14,436
Burlington Northern Santa Fe Corp.
   6.375%, 12/15/05                  12,500       11,898
CPC International, Inc.
   6.15%, 1/15/06                    20,000       18,978
   7.25%, 12/15/26                   13,000       12,728
CSX Corp.
   7.95%, 5/1/27                     25,750       26,602
Chrysler Corp.
   7.45%, 3/1/27                     25,000       24,484
The Walt Disney Co.
   6.75%, 3/30/06                    15,000       14,800
E.I. du Pont de Nemours & Co.
   8.25%, 1/15/22                    30,000       30,979
Eastman Chemical Co.
   7.25%, 1/15/24                    25,000       23,938
   7.60%, 2/1/27                     15,000       14,937
Eaton Corp.
   6.50%, 6/1/25                     10,000        9,786
   7.625%, 4/1/24                    10,000       10,124
Fluor Corp.
   6.95%, 3/1/07                     20,000       19,992
Ford Motor Co.
   7.50%, 8/1/26                     20,000       19,799
   8.875%, 1/15/22                   20,000       22,803
General Motors Corp.
   7.40%, 9/1/25                     30,000       29,353
   9.40%, 7/15/21                    20,000       23,959
Georgia-Pacific Corp.
   8.625%, 4/30/25                   10,000       10,287
   9.125%, 7/1/22                    10,000       10,541
   9.50%, 5/15/22                    10,000       10,817
Gillette Co.
   5.75%, 10/15/05                   20,000       18,643
   6.25%, 8/15/03                    10,000        9,755
Hershey Foods Corp.
   6.95%, 3/1/07                     15,000       14,973
Hubbell Inc.
   6.625%, 10/1/05                   10,000        9,825
Husky Oil Ltd.
   7.55%, 11/15/16                   20,000       19,826
International Business
   Machines Corp.
   7.00%, 10/30/25                   60,000       56,587
International Paper Co.
   7.625%, 1/15/07                   15,000       15,503
Johnson & Johnson
   6.73%, 11/15/23                   15,000       14,162
Johnson Controls, Inc.
   8.20%, 6/15/24                     6,000        6,081
Eli Lilly & Co.
   7.125%, 6/1/25                    40,000       39,050
Lockheed Corp.
   6.75%, 3/15/03                     7,000        6,942
McDonald's Corp.
   7.05%, 11/15/25                   23,300       21,878
   7.375%, 7/15/33                    8,500        8,290
Mead Corp.
   7.35%, 3/1/17                     10,350       10,226
Merck & Co.
   6.30%, 1/1/26                     30,000       26,667
Mobil Corp.
   8.625%, 8/15/21                   20,000       23,112
Monsanto Co.
   8.20%, 4/15/25                    20,000       20,496
Motorola, Inc.
   7.50%, 5/15/25                    50,000       50,906
New York Times Co.
   8.25%, 3/15/25                    26,000       27,087
News America Holdings
   8.00%, 10/17/16                   50,000       49,290
Northrop Grumman Corp.
   9.375%, 10/15/24                  15,000       16,596
PPG Industries, Inc.
   6.875%, 2/15/12                   10,200        9,962
   9.00%, 5/1/21                     15,000       17,562
J.C. Penney Co., Inc.
   7.95%, 4/1/17                     15,000       15,522
Philips Electronics NV
   7.75%, 5/15/25                    18,275       18,220
Phillips Petroleum Co.
   9.375%, 2/15/11                   10,000       11,814
Praxair, Inc.
   6.75%, 3/1/03                     25,000       24,809
Procter & Gamble Co.
   6.45%, 1/15/26                    15,000       13,437
Procter & Gamble Co. ESOP
   9.36%, 1/1/21                     30,000       36,080
Raytheon Co.
   7.375%, 7/15/25                   25,000       23,728

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
Rohm & Haas Co.
   9.80%, 4/15/20                 $  10,000   $   12,074
Talisman Energy, Inc.
   7.125%, 6/1/07                    20,000       19,611
Tenneco Inc.
   7.625%, 6/15/17                   30,000       30,089
   7.875%, 4/15/27                   20,000       20,439
Texaco Capital
   8.625%, 4/1/32                    30,000       34,248
Tribune Co.
   6.875%, 11/1/06                   20,000       19,788
Union Pacific Corp.
   7.00%, 2/1/16                     30,000       28,235
United Parcel Service
   8.375%, 4/1/20                    10,000       11,212
Weyerhaeuser Co.
   8.50%, 1/15/25                    10,000       11,050
Whirlpool Corp.
   9.00%, 3/1/03                     10,000       10,933
Witco Corp.
   6.875%, 2/1/26                    15,000       13,697
Worthington Industries Inc.
   7.125%, 5/15/06                   20,000       20,155
                                              -----------
                                               1,359,502
                                              -----------

UTILITIES (13.8%)
AT&T Corp.
   7.125%, 1/15/02                   20,000       20,290
   8.625%, 12/1/31                   40,000       42,491
Arizona Public Service Co.
   6.625%, 3/1/04                    10,000        9,807
Baltimore Gas & Electric Co.
   7.25%, 7/1/02                     15,000       15,294
BellSouth Telecommunications
   6.25%, 5/15/03                    12,000       11,762
   7.00%, 10/1/25                    10,000        9,694
   8.25%, 7/1/32                     35,000       36,814
Carolina Power & Light Co.
   6.875%, 8/15/23                   10,000        9,154
Chesapeake & Potomac
   Telephone Co. (MD)
   7.15%, 5/1/23                     20,000       19,104
Chesapeake & Potomac
   Telephone Co. (VA)
   7.875%, 1/15/22                   16,000       17,109
Cincinnati Gas & Electric Co.
   6.90%, 6/1/25                      9,500        9,463
   7.20%, 10/1/23                    15,100       14,147
Coastal Corp.
   7.75%, 10/15/35                   10,000       10,004
Consolidated Edison Co. of
   New York, Inc.
   6.375%, 4/1/03                    20,000       19,482
Duke Energy Corp.
   7.00%, 7/1/33                     30,000       27,638
El Paso Natural Gas Co.
   7.50%, 11/15/26                   25,000       24,546
Enron Corp.
   6.875%, 10/15/07                  20,000       19,496
   7.00%, 8/15/23                    10,000        9,076
GTE Southwest Inc.
   6.00%, 1/15/06                    10,000        9,369
Houston Lighting & Power Co.
   7.50%, 7/1/23                     20,000       19,368
Illinois Bell Telephone Co.
   6.625%, 2/1/25                    13,575       12,133
   7.25%, 3/15/24                    20,000       19,124
Illinois Power Co.
   6.50%, 8/1/03                     10,000        9,740
Indiana Bell Telephone Co. Inc.
   7.30%, 8/15/26                    20,000       20,081
Iowa-Illinois Gas & Electric Co.
   6.95%, 10/15/25                    5,000        4,578
Kentucky Utilities Co.
   7.92%, 5/15/07                     5,000        5,322
MCI Communications Corp.
   7.50%, 8/20/04                    15,000       15,539
Michigan Bell Telephone Co.
   7.50%, 2/15/23                    35,000       34,313
New Jersey Bell Telephone Co.
   8.00%, 6/1/22                     35,000       37,768
New York Telephone Co.
   6.50%, 3/1/05                     30,000       29,257
Northern States Power Co.
   6.375%, 4/1/03                     8,000        7,819
   7.125%, 7/1/25                    30,000       29,116
Ohio Bell Telephone Co.
   6.125%, 5/15/03                   15,000       14,563
Oklahoma Gas & Electric
   7.30%, 10/15/25                   15,000       14,368
Pacific Bell Telephone Co./
   SBC Communications Inc.
   7.125%, 3/15/26                   25,000       24,283
Pacific Gas & Electric Co.
   8.25%, 11/1/22                    25,000       25,879
PacifiCorp MTN
   6.625%, 6/1/07                    10,000        9,601
   6.71%, 1/15/26                    10,000        8,941
Pennsylvania Power & Light Co.
   6.50%, 4/1/05                     15,000       14,575
   6.75%, 10/1/23                     9,000        8,055
PECO Energy Co.
   6.50%, 5/1/03                     30,000       29,344
Southern California Edison Co.
   6.25%, 6/15/03                     6,050        5,879
Southern California Gas Co.
   6.875%, 11/1/25                   15,000       13,683
Southwestern Bell Telephone Co.
   7.20%, 10/15/26                   32,500       30,812
   7.25%, 7/15/25                    37,500       35,880
Southwestern Public Service Co.
   7.25%, 7/15/04                    10,000       10,219
   8.20%, 12/1/22                    12,500       12,914
Tennessee Gas Pipeline Co.
   7.50%, 4/1/17                     25,000       24,904
Texas Utilities Electric Co.
   6.75%, 7/1/05                     10,000        9,784
   9.75%, 5/1/21                     13,500       14,873
Union Electric Co.
   6.875%, 8/1/04                    10,000        9,990
U S WEST Communications Group
   7.50%, 6/15/23                    45,000       43,382

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
WELLESLEY INCOME FUND                          (000)            (000)
---------------------------------------------------------------------
Virginia Electric & Power Co.
   6.75%, 10/1/23                            $20,000      $   18,044
Wisconsin Public Service Co.
   7.30%, 10/1/02                              6,700           6,868
                                                          -----------
                                                             965,739
                                                          -----------
---------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,244,970)                                       3,232,604
---------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(4.1%)
---------------------------------------------------------------------
ABN-AMRO Bank NV
   (Chicago Branch)
   7.55%, 6/28/06                             25,000          25,781
BHP Finance USA Ltd.
   6.69%, 3/1/06                              20,000          19,494
Banque Nationale de Paris-NY
   7.20%, 1/15/07                             15,000          14,873
Province of British Columbia
   6.50%, 1/15/26                             35,000          31,794
Credit National Euro-Dollar
   7.00%, 11/14/05                            15,000          14,370
Republic of Italy Global Bond
   6.875%, 9/27/23                            35,000          32,976
Province of Manitoba
   6.125%, 1/19/04                             7,000           6,759
   8.875%, 9/15/21                            20,000          23,384
Province of Ontario
   6.00%, 2/21/06                             25,000          23,533
   7.75%, 6/4/02                              15,000          15,690
Petro-Canada
   7.875%, 6/15/26                            11,840          12,268
Province of Quebec
   7.50%, 7/15/23                             50,000          49,239
Province of Saskatchewan
   8.50%, 7/15/22                             19,000          21,306
---------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $295,879)                                           291,467
---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (10.8%)
---------------------------------------------------------------------
U.S. Treasury Bonds
   6.25%, 8/15/23                            225,000         208,305
   7.25%, 5/15/16                            350,000         365,057
   12.00%, 8/15/13                           130,000         183,036
---------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $747,035)                                           756,398
---------------------------------------------------------------------
                                              SHARES
---------------------------------------------------------------------
COMMON STOCKS (35.6%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (1.8%)
   Chrysler Corp.                          1,246,200          40,891
   Ford Motor Co.                          2,259,900          85,311
                                                          -----------
                                                             126,202
                                                          -----------

CONSUMER DISCRETIONARY (1.2%)
   J.C. Penney Co., Inc.                   1,612,600          84,158
                                                          -----------

CONSUMER STAPLES (2.2%)
   Flowers Industries, Inc.                2,901,600          48,783
-  Gallaher Group PLC ADR                  1,207,100          22,256
   H.J. Heinz Co.                            550,800          25,406
   Philip Morris Cos., Inc.                  400,000          17,750
   Universal Corp.                         1,237,900          39,303
                                                          -----------
                                                             153,498
                                                          -----------
FINANCIAL SERVICES (9.5%)
-(1)Alexandria Real Estate
     Equities, Inc.                          558,200          12,246
    BankAmerica Corp.                        660,000          42,611
-   Boston Properties, Inc.                  157,000           4,317
    CBL & Associates Properties,
     Inc. REIT                             1,050,400          25,210
    Camden Property Trust REIT               218,472           6,909
    Chateau Communities Inc.                 502,869          14,395
(1) Colonial Properties Trust REIT         1,079,900          31,722
    Felcor Suite Hotels, Inc. REIT           250,000           9,312
    First Union Corp.                      1,353,200         125,171
    General Growth Properties
     Inc. REIT                               702,600          23,537
    IPC Holdings Ltd.                        785,300          21,007
    JP Realty Inc. REIT                      300,000           8,137
    KeyCorp                                2,129,050         118,961
    The Macerich Co. REIT                    788,300          21,875
    Mid Ocean Ltd.                           164,900           8,647
    National City Corp.                    1,275,000          66,937
    Nationwide Health
     Properties, Inc.                        606,000          13,332
    PNC Bank Corp.                         1,306,800          54,396
    Summit Bancorp                           600,000          30,075
    Sun Communities, Inc. REIT               320,600          10,760
    Town & Country Trust REIT                  1,800              28
    Urban Shopping Centers,
     Inc. REIT                               617,000          19,667
                                                          -----------
                                                             669,252
                                                          -----------

HEALTH CARE (1.2%)
   Baxter International, Inc.                738,700          38,597
   Pharmacia & Upjohn, Inc.                1,413,500          49,119
                                                          -----------
                                                              87,716
                                                          -----------

INTEGRATED OILS (4.8%)
   Amoco Corp.                             1,135,000          98,674
   Atlantic Richfield Co.                    736,000          51,888
   Equitable Resources, Inc.               1,125,000          31,922
   Royal Dutch Petroleum Co. ADR           1,398,000          76,016
   Texaco Inc.                               229,200          24,925
   USX-Marathon Group                      1,922,000          55,498
                                                          -----------
                                                             338,923
                                                          -----------

MATERIALS & PROCESSING (4.6%)
   Consolidated Papers                       251,600          13,586
   Dow Chemical Co.                          560,000          48,790
   Eastman Chemical Co.                      633,400          40,221
   Kimberly-Clark Corp.                    1,026,000          51,043
   Phelps Dodge Corp.                        428,200          36,477
   Union Camp Corp.                          807,500          40,375
   Weyerhaeuser Co.                        1,000,000          52,000
   Witco Chemical Corp.                    1,011,400          38,370
                                                          -----------
                                                             320,862
                                                          -----------

UTILITIES (9.1%)
   AT&T Corp.                              1,895,400          66,457
   Bell Atlantic Corp.                       300,000          22,762
   BellSouth Corp.                           422,000          19,570
   Central & South West Corp.              2,162,300          45,949

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
                                               (000)            (000)
---------------------------------------------------------------------
   Consolidated Edison Co. of
     New York, Inc.                          527,400      $   15,525
   DQE Inc.                                1,357,050          38,337
   DTE Energy Co.                          1,238,200          34,205
   Duke Energy Corp.                         600,000          28,762
   GPU Inc.                                  847,400          30,400
   GTE Corp.                               1,407,700          61,763
   MCN Corp.                                 291,200           8,918
   New England Electric System               479,000          17,723
   NICOR, Inc.                               572,300          20,531
   NYNEX Corp.                             1,631,772          94,031
   PECO Energy Co.                           496,200          10,420
   PacifiCorp                              1,517,400          33,383
   Questar Corp.                             570,000          23,014
   Rochester Gas & Electric Corp.            531,600          11,197
   SBC Communications Inc.                    82,000           5,074
   Southern Co.                            1,230,000          26,906
   Texas Utilities Co.                       200,000           6,888
   U S WEST Communications
     Group                                   405,000          15,263
                                                          -----------
                                                             637,078
                                                          -----------

OTHER (1.2%)
   BOC Group PLC ADR                         800,000          28,400
   Cooper Industries, Inc.                   730,000          36,317
   Minnesota Mining &
     Manufacturing Co.                       184,900          18,860
                                                          -----------
                                                              83,577
                                                          -----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,845,224)                                       2,501,266
---------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.3%)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.93%, 7/1/97
   (COST $163,648)                          $163,648         163,648
---------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (COST $6,296,756)                                       6,945,383
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                                                (000)
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
---------------------------------------------------------------------
Other Assets--Notes C and F                               $  119,745
Liabilities--Note F                                          (45,409)
                                                          -----------
                                                              74,336
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 332,760,334 outstanding
   $.10 par value shares
   (authorized 450,000,000 shares)                        $7,019,719
=====================================================================

  NET ASSET VALUE PER SHARE                                   $21.10
=====================================================================

*   See Note A in Notes to Financial Statements.
- Non-Income Producing Security. New issue that has not paid a dividend as of June 30, 1997.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $43,968,000.

ADR--American Depository Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.


----------------------------------------------------------------------
AT JUNE 30, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------
  Paid in Capital--Note A                  $6,026,589          $18.11
  Undistributed Net Investment
    Income--Notes A and D                       2,674             .01
  Accumulated Net  Realized
    Gains--Note D                             341,829            1.03
  Unrealized Appreciation--
    Note E                                    648,627            1.95
----------------------------------------------------------------------
  NET ASSETS                               $7,019,719          $21.10
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------
                                                                      WELLESLEY INCOME FUND
                                                             SIX MONTHS ENDED JUNE 30, 1997
                                                                                      (000)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                  $   47,579
    Interest                                                                       156,791
                                                                                -----------
        Total Income                                                               204,370
                                                                                -----------
EXPENSES
    Investment Advisory Fee--Note B
        Basic Fee                                                                    1,778
        Performance Adjustment                                                         357
    The Vanguard Group--Note C
        Management and Administrative                                                8,453
        Marketing and Distribution                                                     751
    Taxes (other than income taxes)                                                    259
    Custodian Fees                                                                      57
    Auditing Fees                                                                        8
    Shareholders' Reports                                                              138
    Annual Meeting and Proxy Costs                                                       8
    Directors' Fees and Expenses                                                         9
                                                                                -----------
        Total Expenses                                                              11,818
        Expenses Paid Indirectly--Note C                                              (388)
                                                                                -----------
        Net Expenses                                                                11,430
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              192,940
-------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                    342,848
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES          (99,069)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $436,719
===========================================================================================

*Dividend income from affiliated companies was $1,071,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                              WELLESLEY INCOME FUND
                                                                        --------------------------------
                                                                           SIX MONTHS               YEAR
                                                                                ENDED              ENDED
                                                                        JUN. 30, 1997      DEC. 31, 1996
                                                                                (000)              (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                               $   192,940         $   403,091
    Realized Net Gain                                                       342,848             258,042
    Change in Unrealized Appreciation (Depreciation)                        (99,069)            (41,888)
                                                                        --------------------------------
        Net Increase in Net Assets Resulting from Operations                436,719             619,245
                                                                        --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                  (184,655)           (398,277)
    Realized Capital Gain                                                   (54,402)           (202,715)
                                                                        --------------------------------
        Total Distributions                                                (239,057)           (600,992)
                                                                        --------------------------------
NET EQUALIZATION CHARGES--Note A                                                 --              (4,740)
                                                                        --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                  364,245             912,255
    Issued in Lieu of Cash Distributions                                    202,600             519,028
    Redeemed                                                               (757,510)         (1,612,810)
                                                                        --------------------------------
        Net Decrease from Capital Share Transactions                       (190,665)           (181,527)
--------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                 6,997            (168,014)
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                   7,012,722           7,180,736
                                                                        --------------------------------
    End of Period                                                       $ 7,019,719         $ 7,012,722
========================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                   17,741              45,503
    Issued in Lieu of Cash Distributions                                      9,806              25,898
    Redeemed                                                                (36,763)            (80,687)
                                                                        --------------------------------
        Net Decrease in Shares Outstanding                                   (9,216)             (9,286)
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               WELLESLEY INCOME FUND
                                                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                              SIX MONTHS ENDED       --------------------------------------------------------
THROUGHOUT EACH PERIOD                                  JUNE 30, 1997         1996         1995         1994        1993       1992
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $20.51       $20.44       $17.05       $19.24      $18.16     $18.08
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                      .590         1.17         1.13         1.11        1.14       1.21
      Net Realized and Unrealized Gain (Loss)
            on Investments                                       .725          .66         3.68        (1.95)       1.48        .29
                                                               ---------------------------------------------------------------------
            Total from Investment Operations                    1.315         1.83         4.81         (.84)       2.62       1.50
                                                               ---------------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                      (.560)       (1.16)       (1.14)       (1.11)      (1.14)     (1.21)
      Distributions from Realized Capital Gains                 (.165)        (.60)        (.28)        (.24)       (.40)      (.21)
                                                               ---------------------------------------------------------------------
            Total Distributions                                 (.725)       (1.76)       (1.42)       (1.35)      (1.54)     (1.42)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $21.10       $20.51       $20.44       $17.05      $19.24     $18.16
====================================================================================================================================

TOTAL RETURN                                                    6.52%        9.42%       28.91%       -4.44%      14.65%      8.67%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                     $7,020       $7,013       $7,181       $5,681      $6,011     $3,178
      Ratio of Total Expenses to
            Average Net Assets                                  0.33%*       0.31%        0.35%        0.34%       0.33%      0.35%
      Ratio of Net Investment Income to
            Average Net Assets                                  5.59%*       5.74%        5.96%        6.16%       5.79%      6.50%
      Portfolio Turnover Rate                                     44%*         26%          32%          32%         21%        21%
      Average Commission Rate Paid                             $.0597       $.0334          N/A          N/A         N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the Fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. EQUALIZATION: Prior to January 1, 1997, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed income per share was unaffected by capital share transactions. As of January 1, 1997, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $50,574,000 from undistributed net income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

      4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the Lehman Brothers Long Corporate AA or Better Bond Index, the S&P/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the six months ended June 30, 1997, the advisory fee represented an effective annual basic rate of 0.05% of the Fund's average net assets before an increase of $357,000 (an annual rate of 0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At June 30, 1997, the Fund had contributed capital of $532,000 to Vanguard (included in Other Assets), representing 2.7% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

      Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended June 30, 1997, these arrangements reduced the Fund's expenses by $388,000.

D. During the six months ended June 30, 1997, the Fund purchased $1,117,519,000 of investment securities and sold $1,066,002,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $345,325,000 and $686,353,000, respectively. Gains of $32,937,000 on securities held for less than one year are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At June 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $648,627,000, consisting of unrealized gains of $752,210,000 on securities that had risen in value since their purchase and $103,583,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at June 30, 1997, was $53,989,000, for which the Fund held cash collateral of $5,256,000 and U.S. Treasury securities with a market value of $49,756,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
       and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
       Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
       Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
       Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
       American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
       University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
       NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
       Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
       Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
       Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.


[VANGUARD GROUP LOGO]


Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com   online@vanguard.com


All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard International Value Portfolio

INDEX FUNDS

   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, FL, NJ, NY, OH, PA)

Q272-6/97